Exhibit 10.14
GAS TRANSPORTATION CONTRACT
BETWEEN
MIDCOAST INTERSTATE TRANSMISSION, INC.
AND
CITY OF DECATUR UTILITIES
CONTRACT NO. 6050
NOVEMBER 1, 1997

CONTRACT NO. 6050
GAS TRANSPORTATION CONTRACT
(For Use Under Rate Schedule FT)
          THIS CONTRACT is made and entered into as of the 1st day of November, 1997, by and between MIDCOAST INTERSTATE TRANSMISSION, INC., an Alabama Corporation, hereinafter referred to as “Transporter” and the CITY OF DECATUR UTILITIES, a Municipal corporation, hereinafter referred to as “Shipper.” Transporter and Shipper shall collectively be referred to herein as the “Parties.”
WITNESSETH:
          That in consideration of the premises and of the mutual covenants and agreements herein contained, Transporter and Shipper agree as follows:
ARTICLE I
DEFINITIONS
1.1	TRANSPORTATION QUANTITY — shall mean the Maximum Daily Quantity (“MDQ”) of gas which Transporter agrees to receive and transport, subject to Article II herein, for the account of Shipper hereunder, which on each day shall be 1,745 dekatherms. Any limitations of the quantities to be received from each Point of Receipt and/or delivered to each Point of Delivery shall be as specified on Exhibit(s) A and B attached hereto.

1.2	EQUIVALENT QUANTITY — shall mean that the quantities of gas delivered hereunder at the Point(s) of Delivery shall be the thermal equivalent of the quantities of gas received at the Point(s) of Receipt for transportation less, the Fuel and Losses Quantity associated with this transportation service in accordance with Section 6 of Rate Schedule FT.

1.3	OTHER CAPITALIZED TERMS — other capitalized terms utilized in this Contract shall have the same meanings provided for in Transporter’s FERC Gas Tariff.
ARTICLE II
TRANSPORTATION SERVICE
          Transporter agrees to accept and receive daily on a firm basis, at the Point(s) of Receipt from Shipper or for Shipper’s account such quantity of gas as Shipper makes available up to the MDQ, excluding Fuel and Losses Quantity, as specified in Section 1.1 and to transport and deliver to or for the account of Shipper to the Point(s)

of Delivery an equivalent quantity of gas; provided, that Transporter, at its option, may agree to receive, transport and deliver quantities of gas in excess of the amounts specified in Section 1.1, subject to the limitations and conditions specified in Section 2 of Rate Schedule FT.
ARTICLE III
PRIMARY POINT(S) OF RECEIPT AND DELIVERY
3.1	The Primary Point(s) of Receipt and Delivery shall be those points specified on Exhibit(s) A and B attached hereto.

3.2	Shipper may supplement Primary Point(s) of Receipt and/or Point(s) of Delivery provided by this Contract by submitting to Transporter a Customer Nomination Form. Such request form, after having been fully processed and accepted by Transporter, shall be deemed to have the full force and effect of a written Contract and shall qualify as a supplementary written consent pursuant to Paragraph 17.3 of this Contract. Priority of transportation service to such additional Points of Receipt and/or Delivery shall be determined pursuant to Section 3 of the General Terms and Conditions of Transporter’s FERC Gas Tariff. Shipper may nominate Secondary Point(s) of Receipt and/or Delivery within Shipper’s MDQ by submitting to Transporter a revised Customer Nomination Form.
ARTICLE IV
FACILITIES
4.1	All facilities are in place to render the service provided for in this Contract.
ARTICLE V
RECEIPT AND DELIVERY PRESSURES
          Shipper shall deliver or cause to be delivered to Transporter the gas to be transported hereunder at pressures sufficient to deliver such gas into Transporter’s system at the Point(s) of Receipt. Transporter shall deliver the gas to be transported hereunder to or for the account of Shipper at the pressures existing in Transporter’s system at the Point(s) of Delivery.
ARTICLE VI
QUALITY SPECIFICATIONS AND STANDARDS FOR MEASUREMENT
          For all gas received, transported and delivered hereunder the parties agree to the Quality Specifications and Standards for Measurement as specified in the General Terms and Conditions of Transporter’s FERC Gas Tariff Second Revised Volume No. 1. To the extent that no new measurement facilities are installed to provide service hereunder, measurement operations will continue in the manner in which they have previously been handled. In the event that such facilities are not operated by Transporter then responsibility for operations shall be deemed to be Shipper’s. Any exceptions to this Article shall be specified on Exhibits(s) N/A attached hereto.
ARTICLE VII
RATES AND CHARGES FOR GAS TRANSPORTATION
7.1	TRANSPORTATION RATES — Commencing with the date of execution the compensation to be paid by Shipper to Transporter for the transportation service provided herein, including system fuel and losses, shall be in accordance with Transporter’s Rate Schedule FT and the General Terms and Conditions of Transporter’s FERC Gas Tariff.

7.2	NEW FACILITIES CHARGE — N/A

7.3	INCIDENTAL CHARGES — Shipper agrees to reimburse Transporter for any filing or similar fees and taxes, which have not been previously paid by Shipper, which Transporter incurs in rendering service hereunder.

7.4	OTHER CHARGES — Shipper agrees to pay, if applicable, other charges as listed in Section 5.4, 5.5, 5.6, 5.7 and 5.8 of Rate Schedule FT.

7.5	CHANGES IN RATES AND CHARGES — Transporter shall have the unilateral right to file and make effective changes in the rates and charges stated in this Article, the rates and charges applicable to service pursuant to Transporter’s Rate Schedule FT, the Rate Schedule pursuant to which this service is rendered and/or any provisions of the General Terms and Conditions in Transporter’s FERC Gas Tariff applicable to this service. Without prejudice to Shipper’s right to contest such changes, Shipper agrees to pay the effective rates and charges for service rendered pursuant to this Contract.
ARTICLE VIII
BILLINGS AND PAYMENT
          Transporter shall bill and Shipper shall pay all rates and charges in accordance with Section 5 and 6, respectively, of the General Terms and Conditions of Transporter’s FERC Gas Tariff.

ARTICLE IX1
TAXES
          Shipper agrees to pay the amount of any tax and/or any increase of any additional tax (as tax and additional tax is defined in the next sentence hereof) which Transporter shall be required to pay. The term “tax” and “additional tax” shall mean collectively any sales (wholesale or retail), transactions, occupation, privilege license or franchise, service, production, severance, gathering, transmission, export or excise tax, assessment, fee, gross receipts or other exaction, whether of the kind herein enumerated, or otherwise (not including income, excess profits, capital stock, state franchise or general property taxes) hereafter levied, accessed or fixed by the United States or any state or other governmental authority, measured by, in respect of or applicable to the natural gas to be delivered by Transporter to Shipper under this Contract, and which Transporter may be liable for in any month either directly or indirectly through any obligation of Transporter to reimburse others.
X
GENERAL TERMS AND CONDITIONS
          This Contract shall be subject to the provisions of Transporter’s Rate Schedule FT and to the General Terms and Conditions of Transporter’s FERC Gas Tariff incorporated therein, as the same may be changed or superseded from time to time in accordance with the rules and regulations of the FERC, which Rate Schedule and General Terms and Conditions are incorporated herein by reference and made a part hereof for all purposes.
ARTICLE XI
REGULATION
          This Contract shall be subject to all applicable and lawful governmental statutes, orders, rules and regulations and is contingent upon the receipt and continuation of all necessary regulatory approvals or authorizations upon terms acceptable to Transporter. This Contract shall be void and of no force and effect if any necessary regulatory approval is not so obtained or continued. All parties hereto shall cooperate to obtain or continue all necessary approvals or authorizations, but no party shall be liable to any other party for failure to obtain or continue such approvals or authorizations.

[1]	This provision presently applies to the Alabama Utility Gross Receipts Tax. Taxes collected pursuant to this Article shall not be included in Transporter’s FERC cost of service used for the design of jurisdictional rates.

ARTICLE XII
RESPONSIBILITY DURING TRANSPORTATION
          Except as herein specified, the responsibility for gas during transportation shall be as stated in the General Terms and Conditions of Transporter’s FERC Gas Tariff.
ARTICLE XIII
WARRANTIES
          In addition to the warranties set forth in Section 9 of the General Terms and Conditions of Transporter’s FERC Gas Tariff, Shipper warrants the following:
13.1	Shipper warrants that all upstream and downstream transportation arrangements are in place, or will be in place as of the requested effective date of service, and that it has advised the upstream and downstream transporters of the Receipt and Delivery Point(s) under this Contract and any quantity limitations for each point as specified on Exhibits(s) A and B attached hereto. Shipper agrees to indemnify and hold Transporter harmless for refusal to transport gas hereunder in the event any upstream or downstream transporter fails to receive or deliver gas as contemplated by this Contract.

13.2	If transportation hereunder is pursuant to Subpart B of Part 284 of the FERC’s Regulations, Shipper warrants that the service provided hereunder is on behalf of an intrastate pipeline or a local distribution company within the meaning of Section 311(a)(l) of the Natural Gas Policy Act of 1978.

13.3	Shipper agrees to indemnify and hold Transporter harmless from all suits, actions, debts, accounts, damages, costs, losses and expenses (including reasonable attorneys fees) arising from or out of breach of any warranty, express or implied, by Shipper herein.

13.4	Transporter shall not be obligated to provide or continue service hereunder in the event of any breach of warranty.
ARTICLE XIV
TERM
14.1	The term of this Contract shall commence November 1, 1997 and shall continue in full force and effect until November 1, 2002 (the “Primary Term”). Providing Shipper is paying Transporter’s Maximum FT transportation rate, the term of this Contract shall continue after the Primary Term for successive periods of one (1) year each (the “Renewal Terms”), unless terminated as of the end of any such Primary Term or Renewal Term by written notice given by either party to the other not less than twelve (12) months prior to the end of any such term. If the

FERC or other governmental body having jurisdiction over the service rendered pursuant to the Contract authorizes abandonment of such service, this Contract shall terminate on the abandonment date permitted by the FERC or such other governmental body.

14.2	Any portions of this Contract necessary to correct or cash-out imbalances under this Contract as required by the General Terms and Conditions of Transporter’s FERC Gas Tariff, shall survive the other parts of this Contract until such time as such balancing has been accomplished.

14.3	Transporter may elect to terminate this Contract in the event Shipper fails to pay all of the amount of any bill for service rendered by Transporter hereunder in accord with the terms and conditions of Section 6 of the General Terms and Conditions of Transporter’s FERC Gas Tariff.
ARTICLE XV
NOTICE
          Except as otherwise provided in the General Terms and Conditions applicable to this Contract, any notice under this Contract shall be in writing and mailed to the post office address of the party intended to receive the same, as follows:

Midcoast Interstate Transmission, Inc.
3230 Second Street
P.O. Box 3869
Muscle Shoals, AL 35662-3869
ATTENTION: Transportation Services
Facsimile: 205-381-2858
SHIPPER:
NOTICES:	City of Decatur Utilities
Post Office Box 2232
Decatur, AL 35609
Attention: David L. Parks
Business Development & Assistant General Manager
Tel: (205) 552-1440
Fax:(205) 552-1410

BILLINGS:	City of Decatur Utilities
Post Office Box 2232
Decatur, AL 35609
Attention: David L. Parks
Business Development & Assistant General Manager
Tel: (205) 552-1440
Fax:(205) 552-1410

or to such other address as either Party shall designate by formal written notice to the other.
ARTICLE XVI
ASSIGNMENTS
16.1	Either Party may assign or pledge this Contract and all rights and obligations hereunder under the provisions of any mortgagee, deed of trust, indenture, or other instrument which it has executed or may execute hereafter as security for indebtedness. Either Party may, without relieving itself of its obligations under this Contract, assign any of its rights hereunder to a company with which it is affiliated, otherwise Shipper shall not assign this Contract or any of its rights hereunder, except in accord with Section 3 of the General Terms and Conditions of Transporter’s FERC Gas Tariff, unless it shall first have obtained the written consent of Transporter.

16.2	Any person which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of either party hereto shall be entitled to the right and shall be subject to the obligations of its predecessor in interest under this Contract.
ARTICLE XVII
MISCELLANEOUS
17.1	This Contract shall be interpreted under the laws of the State of Alabama.

17.2	If any provision of this Contract is declared null and void, or voidable, by a court of competent jurisdiction, then that provision will be considered severable upon consent of Transporter and the Shipper; and if the severability option is exercised, the remaining provisions of the Contract shall remain in full force and effect.

17.3	No modification of or supplement to the terms and provisions hereof shall be or become effective, except by the execution of supplementary written consent.

17.4	Exhibit(s) A and B attached hereto is/are incorporated herein by reference and made a part hereof for all purposes.

          IN WITNESS WHEREOF, the parties hereto have caused this Contract to be duly executed in several counterparts as of the date first hereinabove written.

MIDCOAST INTERSTATE TRANSMISSION, INC.

Attest: /s/ Donald R. Whittington	By:	/s/ I.P. Morinos

Agent and Attorney-in-fact

Accepted and Agreed to this 24th day of October, 1997

SHIPPER:	CITY OF DECATUR UTILITIES

Attest:	By:	/s/ David L. Parker

Accepted and Agreed to this 23 day of October, 1997 Business Development & Asst. General Mgr.

EXHIBIT “A”
TO FIRM GAS TRANSPORTATION AGREEMENT
DATED NOVEMBER 1, 1997
BETWEEN
MIDCOAST INTERSTATE TRANSMISSION, INC.
AND
CITY OF DECATUR UTILITIES
CONTRACT NO. 6050
POINT(S) OF RECEIPT

	METER NO.	DESCRIPTION	VOLUME
*	10160	Barton-TGP, Colbert County, AL	1,745
	10040	Corinth-TGP, Alcorn County, MS
	10060	Corinth-CGT, Alcorn County, MS
	10180	TRIGAS-TETCO, Colbert County, AL
	10290	Florence #2 - TGP, Lauderdale Co., AL

*	Denotes Primary Receipt Point(s)

EXHIBIT “B”
TO FIRM GAS TRANSPORTATION AGREEMENT
DATED NOVEMBER 1, 1997
BETWEEN
MIDCOAST INTERSTATE TRANSMISSION, INC.
AND
CITY OF DECATUR UTILITIES
CONTRACT NO. 6050
POINT(S) OF DELIVERY

METER NO.	DESCRIPTION	VOLUME
10010	Selmer Delivery
10020	Kimberly-Clark Delivery
10030	PCA Delivery
10070	Counce Delivery
10080	Burnsville Delivery
10090	Lockheed Delivery
10100	luka Delivery
10110	Tishomingo Delivery
10120	Margerum Delivery
10130	Cherokee Delivery
10140	Laroche Delivery
10150	Barton Delivery
10170	TVA Turbines Delivery
10200	Sheffield #4 - Dry Creek
10210	Pride #1 Delivery
10220	Pride #2 Delivery
10230	Sheffield #2
10240	Tuscumbia Delivery
10250	Russellville Delivery
10260	Avalon Delivery
10270	Sheffield #1
10280	Florence #1 Delivery
10290	Florence #2 - Oakland
10300	TVA NFERC Delivery
10310	MSC #3 Occidental Chemical
10330	Sheffield #3 TVA
10350	Key Equipment
10370	MSC#1
10380	Sheffield #5 - Rogers Group
10390	U.S. Die Casting Delivery
10440	David King
10450	Reynolds Reclamation Delivery
10460	Listerhill Delivery
10470	Reynolds Delivery
10480	Nitrate City Delivery
10490	MSC #2 Industrial Park
10500	Leighton Delivery
10510	Town Creek Delivery

EXHIBIT “B”
TO FIRM GAS TRANSPORTATION AGREEMENT
DATED NOVEMBER 1, 1997
BETWEEN
MIDCOAST INTERSTATE TRANSMISSION, INC.
AND
CITY OF DECATUR UTILITIES
CONTRACT NO. 6050
POINT(S) OF DELIVERY

	METER NO.	DESCRIPTION	VOLUME
	10520	Courtland Delivery
	10530	Moulton Delivery
	10540	Champion Delivery
	10550	Hillsboro Delivery
	10554	TRICO Steel Delivery
	10558	Trinity Delivery
	10560	Amoco Delivery
*	10600	Decatur Delivery	1,745
	10610	TRIGAS-Morgan County
	10618	Priceville Delivery
	10620	Hartselle Delivery
	10630	Flint Delivery
	10660	Pryor Field #1 Delivery
	10670	Pryor Field #2 Delivery
	10680	Tanner #1 Delivery
	10690	Tanner #2 Delivery
	10700	Strain Nursery
	10710	Athens Delivery
	10720	Belle Mina Delivery
	10730	Greenbrier Delivery
	10740	Huntsville #2 Delivery
	10750	Madison #3 Delivery
	10760	Madison #2 Delivery
	10770	Madison #1 Delivery
	10780	Huntsville #1 Delivery

*	Denotes Primary Delivery Point(s)
FUEL AND LOSS
☐ PURCHASED                     PROVIDED ☑
MIT’s currently effective fuel and loss percentage is — 0.8%